UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

MINORITY EQUALITY OPPORTUNITIES ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40756	86-3436718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Executive Court

Waxahachie, Texas 75165

(Address of principal executive offices, including zip code)

(214) 444-7321

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	MEOAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MEOA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MEOAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On October 15, 2021, Minority Equality Opportunities Acquisition Inc., a Delaware corporation (the “Company”), announced that, commencing October 18, 2021, the holders of units issued in its initial public offering (the “Units”), each consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, may elect to separately trade shares of Class A Common Stock and Warrants included in the Units. The Units not separated will continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “MEOAU.” The shares of Class A Common Stock and the Warrants are expected to trade on Nasdaq under the symbols “MEOA” and “MEOAW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A Common Stock and Warrants.

On October 15, 2021, the Company issued a press release announcing the commencement of separate trading of the Units, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Press Release of Minority Equality Opportunities Acquisition Inc. dated October 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2021	Minority Equality Opportunities Acquisition Inc.

	By:	/s/ Shawn D. Rochester
	Name:	Shawn D. Rochester
	Title:	Chief Executive Officer

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